HENDERSON GLOBAL FUNDS

Henderson European Focus Fund
Henderson Global Opportunities Fund

Supplement dated February 6, 2008
to the Prospectus dated November 30, 2007

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.

Henderson European Focus Fund

Effective February 11, 2008, the Henderson European Focus Fund (the “Fund”) will resume accepting investments from new investors.  The Fund has been closed to new investors since August 1, 2007 (with certain limited exceptions) to facilitate management of the Fund’s portfolio.  Given current conditions, the Fund’s investment adviser and Board of Trustees determined it was in the Fund’s best interests to resume accepting investments from new investors.

The Fund reserves the right to modify the foregoing policy at any time and to reject any investment for any reason.

Henderson Global Opportunities Fund

Effective immediately, the following replaces the fifth paragraph under “Global Opportunities Fund” in the “Management of the Funds” section on page thirty-two of the prospectus dated November 30, 2007:

Pan-Europe - Nick Peters is a Fund Manager in the Pan European Multi-Strategy Equities team. He joined Henderson from AMP Asset Management when it merged with Henderson in 1998. Mr. Peters initially held the position of Fund Manager, European Equities before becoming Director in 2004. Prior to Henderson, he spent a total of four years at AMP Asset Management where he joined as Assistant Manager, Finance before becoming a Portfolio Manager in European Equities. Before AMP Asset Management, he held the position of Accountant at Arthur Andersen. Mr. Peters holds an honors degree in Economics and Statistics from Exeter University and is an Associate of the Institute of Chartered Accountants as well as a Fellow of the Securities Institute.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.